COFFEE PACIFICA TO MARKET JAMAICAN COFEEE

Las Vegas, Nevada, Coffee Pacifica, Inc. (OTCBB: CFPC) announced today that pursuant an agreement with the Blue Mountain Coffee Co-Operative Society Ltd ("BMCC") of Jamaica, Coffee Pacifica will be the exclusive world-wide marketer and distributor of the "Penlyne Castle" brand "Jamaican Blue Mountain" coffee beans produced by BMCC in Jamaica.

BMCC is a Jamaican incorporated society that has been actively involved in the production and exportation of the Jamaican coffee since 1949. BMCC represents approximately 3,000 coffee farmers within the Blue Mountain coffee region of Jamaica. BMCC was established to enhance and improve the economic benefits of its members.

"Joining Coffee Pacifica's distribution system allows us to participate globally on a "Growers Direct" basis to increase visibility, demand and prices for our world renowned "Jamaica Blue Mountain" green beans. Coffee Pacifica's "Growers Direct" system will enhance price paid to our 3,000 co-operative farmers who represent approximately 30% of the "Jamaica Blue Mountain" green bean annual production" stated O'Neil Blake, General Manager of BMCC.

Terry Klassen, CEO of Coffee Pacifica, stated "It is our goal to expand and add coffees from other origins to our current PNG coffee. Supply of high quality green beans from Jamaica is expected to increase revenue, cash flow, and earnings for Coffee Pacifica while maximizing value for the shareholders."

As previously reported in a press release on September 20, 2006, Coffee Pacifica has elected not to proceed with the acquisition of a coffee roasting company with approximately 50 retail franchised locations and a coffee roasting and wholesale operation. Coffee Pacifica continues to explore economically viable potential acquisition opportunities to assist in the development of a "Tree to Cup" vertically integrated coffee company.

Coffee Pacifica, Inc. is a distributor and a marketer in the United States, Canada and Europe of the green bean coffee grown in Papua New Guinea. Green bean coffee in Papua New Guinea is grown by Coffee Pacifica's shareholder-farmers in the Highland region's rich volcanic soils between the altitudes of 4,000 and 6,000 feet above sea level. Papua New Guinea exports approximately 2% of the annual world green bean production. Papua New Guinea coffee is well regarded by consumers for its uniqueness, consistency and special flavor characteristics. For more information about our coffee products, visit our website at www.coffeepacifica.com. Coffee Pacifica's wholly owned subsidiary, Uncommon Grounds Inc., established in 1984, is a coffee roasting and wholesale company based in Berkeley, California. Visit their website at www.uncommongrounds.net to purchase our PNG roasted coffee beans.

PNG Coffee Growers Federation Ltd. ("PNGCGF") is our strategic partner and a major shareholder. PNGCGF's shareholders are 179 individual independent coffee grower co-operatives in 11 of the 13 coffee growing provinces in Papua New Guinea. This represents approximately 120,000 plus individual coffee farmers involved in producing co-operative coffee. The high quality premium-grade coffee produced by the co-operatives are pooled and marketed by Coffee Pacifica. In PNG approximately 86% of the exported coffee is annually produced by the small independent coffee growers.

Except for the historical matters contained herein, statements in this press release contain "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties which may affect the Company's current and future business and prospects. Actual results could differ materially, as a result of various risk factors including but not limited to such as: (1) competition in the markets for the Company's coffee; (2) the ability of the Company to execute its plans; and (3) other factors detailed in the Company's public filings with the SEC. By making these forward-looking statements, the Company can give no assurances that transactions described in this press release will be successfully completed, and undertakes no obligation to update these statements for revisions or changes after the date of this press release. This release should be read in conjunction with our Annual Report on Form 10-KSB and our other filings with the SEC through the date of this release, which identifies important factors that could affect the forward-looking statements in this release. In addition, factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, overall economic conditions, and other risks associated generally with green bean coffee business. These forward-looking statements are not guarantees of future performance.

Coffee Pacifica Inc, Corporate Relations, Lionel Gosselin, Tel: 877 318 9343, enquiries@coffeepacifica.com

Investor Relations, David L Kugelman, Tel: 866-692-6847, dk@atlcp.com

Coffee Pacifica Retains New Investor Relations Firm

Las Vegas, Nevada, Coffee Pacifica, Inc. (OTCBB:CFPC) announced today that it has engaged Atlanta Capital Partners, LLC ("Atlanta Capital") and its principal, David Kugelman, to provide investor relations services. Atlanta Capital is headquartered in Atlanta, Georgia and is the publisher of the OTC Stock Review newsletter. Mr. Kugelman has lectured extensively on investment related topics and has served as a consultant to a number of publicly traded corporations. He is experienced in the area of small-cap stocks and has been in the investment industry since 1986 working for such prestigious firms as Thomson McKinnon, Bear Stearns and Merrill Lynch.

Mr. Kugelman stated "I am very excited with an opportunity to represent Coffee Pacifica, Inc, a dynamic company with growing revenues and rock-solid fundamentals. I will be implementing a comprehensive investor relations program to broaden Coffee Pacifica's exposure to the investment community." Mr. Kugelman further stated "I will apply strategic marketing techniques towards enhancing the name recognition to continually build a community of investors and institutions in search for emerging and overlooked investment opportunities like Coffee Pacifica."

Atlanta Capital is a leading investor relations and corporate communications firm providing a full range of services to publicly held corporations. Atlanta Capital introduces top-quality, carefully screened investment candidates to stockbrokers, analysts, institutional decision-makers, fund managers, top-tier media contacts and private investors across the globe through strategically on-target conference calls, road shows, communication with management and customized collateral materials.

Effective November 10, 2006, Coffee Pacifica has terminated its investor relations service contract with Capital Group Communications, Inc.

Coffee Pacifica will also relocate its corporate office to Suite 4, 829 2nd Street, Mukilteo, Washington, 98275. This relocation is expected to be completed by November 30, 2006.

Coffee Pacifica, Inc. is a distributor and a marketer in the United States, Canada and Europe of the green bean coffee grown in Papua New Guinea. Green bean coffee in Papua New Guinea is grown by Coffee Pacifica's shareholder-farmers in the Highland region's rich volcanic soils between the altitudes of 4,000 and 6,000 feet above sea level. Papua New Guinea exports approximately 2% of the annual world green bean production. Papua New Guinea coffee is well regarded by consumers for its uniqueness, consistency and special flavor characteristics. For more information about our coffee products, visit our website at www.coffeepacifica.com. Coffee Pacifica's wholly owned subsidiary, Uncommon Grounds Inc., established in 1984, is a coffee roasting and wholesale company based in Berkeley, California. Visit their website at www.uncommongrounds.net to purchase our PNG roasted coffee beans.

PNG Coffee Growers Federation Ltd. ("PNGCGF") is our strategic partner and a major shareholder. PNGCGF's shareholders are 179 individual independent coffee grower co-operatives in 11 of the 13 coffee growing provinces in Papua New Guinea. This represents approximately 120,000 plus individual coffee farmers involved in producing co-operative coffee. The high quality premium-grade coffee produced by the co-operatives are pooled and marketed by Coffee Pacifica. In PNG approximately 86% of the exported coffee is annually produced by the small independent coffee growers.

Except for the historical matters contained herein, statements in this press release contain "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties which may affect the Company's current and future business and prospects. Actual results could differ materially, as a result of various risk factors including but not limited to such as: (1) competition in the markets for the Company's coffee; (2) the ability of the Company to execute its plans; and (3) other factors detailed in the Company's public filings with the SEC. By making these forward-looking statements, the Company can give no assurances that transactions described in this press release will be successfully completed, and undertakes no obligation to update these statements for revisions or changes after the date of this press release. This release should be read in conjunction with our Annual Report on Form 10-KSB and our other filings with the SEC through the date of this release, which identifies important factors that could affect the forward-looking statements in this release. In addition, factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, overall economic conditions, and other risks associated generally with green bean coffee business. These forward-looking statements are not guarantees of future performance.

Coffee Pacifica Inc, Corporate Relations, Lionel Gosselin, Tel: 877 318 9343, enquiries@coffeepacifica.com

Investor Relations, David L Kugelman, Tel: 866-692-6847, dk@atlcp.com